YUME

DIGITAL VIDEO AUDIENCE PLATFORM

January 2016

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements. All statements other than statements of historical fact contained in this presentation are forward-looking statements. These statements are only current predictions and are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause our results or our industry's actual results, levels of activity, performance or achievements to be materially different from those anticipated by the forward-looking statements. These forward-looking statements are subject to a number of risks, including those described under the heading "Risk Factors" in our periodic reports filed with the U.S. Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2014 and our quarterly report on Form 10-Q for the quarter ended September 30, 2015, and in our future filings and reports with the SEC. Moreover, new risks emerge periodically. It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Except as required by law, we are under no duty to update or revise any of the forward-looking statements, whether as a results of new information, future events or otherwise, after the date of this presentation.

In addition to the U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to measures of financial performance prepared in accordance with U.S. GAAP. See reconciliations between each non-GAAP measure and the most comparable GAAP measure contained in our prior reports filed with or furnished to the SEC. This presentation also contains statistical data that we obtained from industry publications and reports generated by third parties. Although we believe that the publications and reports are reliable, we have not independently verified this statistical data.

LEADING END-TO-END DIGITAL VIDEO AD PLATFORM COMPANY

DELIVERING AUDIENCES THAT MATTER TO TV BRANDS



YuMe



ADVERTISERS

UNLOCKING AUDIENCE VALUE

PUBLISHERS

CROSS-SCREEN, BRAND-SAFE CAMPAIGNS TO ATTENTIVE & RECEPTIVE AUDIENCES

YUME: A HISTORY OF INNOVATION IN DIGITAL VIDEO

2004 | **2008** | **2009** | **2010** | **2011** | **2012** | **2013** | **2014** | **2015**

2004
- Launched dynamic ads
- Microsoft Windows Media Center Partnership
- 1st SDK-concepted video ad centric publisher platform & ad network
- 1st video ad network & "any device" distribution deal, custom ad formats, & BT audience targeting
- Offered multi-platform ad solutions

2008
- Ran interactive in-video overlay ads

2009
- 1st to offer volume video ads in iPhone apps
- MINDSHARE: 1st to introduce iGRP measurement with Mindshare partnership
- Introduced a unit that syncs an in-stream video ad with an in-banner ad
- The first to pull in a XML feed into an ad unit

2010
- HTML 5: SDK compatibility & 2 new Mobile Ad Formats
- Offered volume video ads in iPhone apps

2011
- Appealing Media acquisition & YuMe London
- OOYALA, Roku, LG, SAMSUNG: Industry leading partnerships
- Offered video ads on connected TV

2012
- 1st advanced inventory grading & optimization with PQI
- Hisense: Global Expansion in Hong Kong, Spain, & France
- Launched PQI: An inventory grading system that identifies optimal ad placement

2013
- iab. IAB Digital Rising Star Competition Winner for Mobile Flip
- CROWD science: Crowd Science acquisition
- Integrated 1st party data targeting and measurement capabilities

2014
- Launched multi-screen Ngage interactive ad unit

2015
- China – Launched operations with offices in Shanghai & Beijing
- Launched Full-Stack Programmatic Video Offering
- Launched Outstream Video Ads
- Launched with STRATA

DIGITAL'S CHALLENGE: AUDIENCE FRAGMENTATION

CONTENT


TV 1-5
Cable 5-500
Internet >10,000

SCREEN


DEVICE PER PERSON
2000
2012

DATA



TECHNOLOGY

AUDIENCE FRAGMENTATION PRESENTS BRAND CHALLENGES

YUME'S PLATFORM SOLVES FOR THREE AUDIENCE CHALLENGES TV BRAND ADVERTISERS FACE IN DIGITAL VIDEO:



FRAGMENTATION
ADVERTISER CHALLENGES
Inefficient reach & frequency
Less attention & receptivity
Greater brand safety risk

THE YUME PLATFORM: FOUNDATIONAL COMPONENTS

PUBLISHER PLATFORM

DATA MANAGEMENT & SCIENCES PLATFORM

MULTI-SCREEN AUDIENCE SEGMENTS


YuMe
FIRST PARTY – SURVEY DATA – YUME SDK
SECOND PARTY – PUBLISHER DATA THIRD PARTY – COOKIE DATA

PROVIDES:
- PROPRIETARY DATA
- CUSTOM AD UNITS

ANALYZES DATA:
- AUDIENCE SIGNALS
- CONTENT SIGNALS

DELIVERS:
- AUDIENCE INSIGHTS
- MULTI-SCREEN PERFORMANCE
- PROACTIVE BRAND SAFETY

TURNKEY PLATFORM + SERVICES

PURPOSE BUILT VIDEO AUDIENCE TECH STACK

Supply Platform

Full suite of campaign management, creative, targeting and reporting capabilities

YuMe for Publishers- YFP: SSP Integrated with RTB 2.2 compliant exchanges and demand side platforms

Universal SDKs - Support for AS3, iOS, Android, HTML5 and Embedded C SDKs, MRAID, VPAID and VAST standard compliant

Ad serving: Online, Mobile and Smart TV

Targeting and **reporting across all screens**

DATA PLATFORM



1st Party data through SDK

Audience Modeling

Cross-Screen Targeting & Reporting

Frequency Capping

3rd Party DMP & Other Vendor Integrations

Demand Platform

Multiple buying channels – Direct, programmatic, private marketplaces, exchanges

Yume for Advertisers - YFA: DSP enabling programmatic procurement of YuMe SDK-enabled inventory as well as third-party SSP inventory

- **Deal ID management**
- **RTB 2.2 Support**
- **Bidding engine to optimize deals**
- **RFP/IO Workflow Automation**

DATA SCIENCE-DRIVEN AUDIENCE INSIGHTS

Ad Receptivity

	Light	Heavy
VCR	55%	46%
CTR	0.11%	0.16%

TV Viewership

Light	31%
Heavy	69%

% Who Viewed Shows



Big Bang Theory
How I Met Your Mother
Other Comedy Programs
Two and a Half Men
Modern Family
The Millers
25%
20%
15%
10%
5%
0%
19%
13%
9%
6%
3%
1%

Ad Receptivity by Show



Comedy Genre
Other Comedy Programs
The Millers
Two and a Half Men
Modern Family
How I Met Your Mother
Big Bang Theory
54%
65%
75%
41%
77%
56%
45%
VCR

Age

18-34	22%
35-54	72%
55+	6%

Gender



Male
Female
38%
62%

Performance by Age



70%
60%
50%
40%
30%
20%
10%
0%
VCR
0.20%
0.16%
0.12%
0.08%
0.04%
0.00%
CTR
0.12%
0.19%
0.15%
43%
52%
59%
18-34
35-54
55+
VCR
CTR

MEASURING BRAND IMPACT

YUME PARTNERED WITH A THIRD-PARTY RESEARCH PARTNER TO MEASURE INCREASES IN: ATTITUDE, AWARENESS, FAVORABILITY, INTENT AND PREFERENCE BASED ON THE EXPOSURES TO YUME PLACEMENTS

MORE THAN 145 BRAND STUDIES ACROSS 9 CATEGORIES COMPLETED SINCE 2010

RESULTS

BRAND AWARENESS[1]


72.5%

OVERALL CPG BRAND LIFT[1]


71.2%

PURCHASE INTENT[1]


7X
NORM

1 Data from Nielsen Online Brand Effect (formerly Vizu Ad Catalyst)

MAGNIFYING THE POWER OF TELEVISION

CROSS-PLATFORM EXPOSURE DRIVES SUPERIOR BRAND-LIFT COMPARED TO TV ALONE FOR ADAGE 100 ADVERTISERS


26%
43%
34%
60%
24%
15%
100%
20%
10%
67%
15%
9%
100%
12%
6%
GENERAL RECALL
BRAND RECALL
MESSAGE RECALL
LIKEABILITY
PURCHASE INTENT
EXPOSED TO YUME CAMPAIGN + TV
EXPOSED TO TV ADS ONLY

Source: Nielsen TV Brand Effect, A21+ Norm data

VIDEO PROGRAMMATIC: YUME'S POV

The opportunity remains significant to capture programmatic video share

We believe our programmatic video solution addresses the current gaps in the market

The programmatic video space is still in the early innings. Most independent offerings:

- Specialize in either the demand or supply side; and
- Are built on standards unrelated to video optimization (display, rich media)

Thus, current programmatic offerings do not satisfy video's unique requirements, particularly as it relates to television brand advertisers.

Video advertisers, agencies and publishers are open to trying new offerings and often work with multiple providers.

THANK YOU

APPENDIX

FINANCIAL HIGHLIGHTS

STRONG ADVERTISER GROWTH	EARLY DAYS OF AD DOLLARS FROM TV TO DIGITAL VIDEO SEEDING THE CLOUDS FOR LONG-TERM GROWTH.
SUSTAINED GROSS MARGIN	ILLUSTRATES PLATFORM'S STRENGTH & DIFFERENTIATION. HISTORICALLY WITHIN THE LONG-TERM OPERATING MODEL.
OPERATIONAL LEVERAGE	SALES TEAM INVESTMENTS EXPECTED TO PEAK. EFFICIENT R&D OPERATIONS FROM INDIA-BASED TECH CENTERS.
R&D ADVANTAGE	STRONG & EFFICIENT R&D OPERATIONS. INDIA-BASED TECHNOLOGY DEVELOPMENT CENTER.
PROVEN BUSINESS MODEL	US BUSINESS PROFITABLE ON AN ADJUSTED-EBITDA BASIS.

REVENUE AND ADJUSTED EBITDA

In millions of $s



$70
$60
$50
$40
$30
$20
$10
$0
-$10
Revenue
Adj. EBITDA
$20.1
$25.2
$26.0
$45.5
$26.6
$34.3
$36.2
$54.0
$37.3
$40.4
$43.0
$57.1
$40.1
$40.4
$38.9
($0.5)
$1.6
$1.6
$9.1
($1.6)
$0.7
$1.6
$8.3
($2.7)
($0.1)
($0.5)
$4.6
($2.5)
($1.9)
($2.8)
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15

GROSS MARGIN TREND



42.8%
45.8%
44.6%
48.4%
45.3%
45.6%
47.5%
48.1%
45.9%
48.8%
47.3%
48.2%
47.0%
42.0%
44.8%
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15

LONG-TERM OPERATING MODEL

% OF REVENUE[1]	FY 2011	FY 2012	FY 2013	FY 2014	TARGET MODEL[2]
GROSS PROFIT	38%	46%	47%	48%	46%-48%
SALES & MARKETING	34%	27%	31%	37%	17%-18%
GENERAL & ADMINISTRATION	15%	11%	12%	12%	9%-10%
RESEARCH & DEVELOPMENT	4%	2%	3%	3%	5%-6%
ADJUSTED EBITDA[2]	(11%)	10%	6%	1%	18-22%

1 GAAP-based, except adjusted EBITDA
2 Target model assumes stock-based compensation and depreciation and amortization expense of 5%-6% of revenue